Exhibit 99.2
Cornerstone Therapeutics Announces New Board of Directors
Cary, N.C., November 5, 2008 — Cornerstone Therapeutics Inc. (NASDAQ CM: CRTXD)*, a specialty pharmaceutical company focused on developing and commercializing prescription medications for respiratory disorders, today announced that, pursuant to the terms of the recently completed merger between Cornerstone BioPharma Holdings, Inc. and Critical Therapeutics, Inc., Craig A. Collard, 42, president and chief executive officer and a member of Cornerstone BioPharma’s board of directors, has been appointed chairman of the board of the newly combined company, Cornerstone Therapeutics, in addition to his position as president and chief executive officer of the combined company. Also, Alastair McEwan, 52, chairman of the board of Cornerstone BioPharma, has been appointed to the board of directors of Cornerstone Therapeutics.
Concurrently, Cornerstone Therapeutics also appointed three independent directors to its board: Christopher Codeanne, 40, Michael Enright, 46, and Michael Heffernan, 43.
“I look forward to working closely with my fellow board members to create a leading specialty pharmaceutical company,” said Mr. Collard. “Their diverse financial management and pharmaceutical industry backgrounds will provide us with valuable insight and experience as we continue growing our business.”
Mr. Codeanne has served since April 2008 as Chief Operating Officer and Chief Financial Officer of Oncology Development Partners, LLC (d/b/a Oncopartners), a specialized international oncology contract research organization. He served as the Chief Financial Officer of Averion International Corp., a publicly-traded international contract research organization, from December 2006 through April 2008. Prior to Averion, from 2002 through July 2006, Mr. Codeanne was the Chief Financial Officer of SCIREX Corporation LLC, now Premier Research Group plc, an international, full-service clinical research organization. From 1999 to 2002, he was Director of Finance of SCIREX. Mr. Codeanne holds a B.A. in Accounting from Fairfield University and an MBA from the University of Connecticut. He is a member of the American Institute of Certified Public Accountants, the Connecticut Society of Certified Public Accountants and Financial Executives International.
Since 1995, Mr. Enright has served as Chief Financial Officer for Atlantic Search Group, Inc., a staff augmentation and functional outsourcing services organization serving pharmaceutical companies and contract research organizations in the United States and India. Prior to 1995, he held positions in employee benefits administration with Hauser Insurance Group and The Prudential Insurance Company, and in financial management with General Electric Company’s aerospace business group. Mr. Enright holds a B.A. in Finance from Villanova University and an MBA from the Kenan Flagler School of Business of University of North Carolina at Chapel Hill.
Mr. Heffernan is a co-founder and has served as President and Chief Executive Officer of Collegium Pharmaceutical, Inc. since 2002. Collegium is a specialty pharmaceutical company that develops and commercializes products to treat central nervous system, respiratory and skin-related disorders. Prior to Collegium, he served as President and Chief Executive Officer of Clinical Studies Ltd., a pharmaceutical clinical development company, from 1995 to 1999. In previous positions, Mr. Heffernan served as President and Chief Executive Officer of PhyMatrix Corp., an integrated healthcare services company, from 1999 to 2001, and held sales and marketing positions with Eli Lilly & Company. He has also served on the board of directors of TyRx Pharma, Inc. since 2002. Mr. Heffernan holds a B.S. in Pharmacy from the University of Connecticut and is a Registered Pharmacist.
*Due to the reverse merger and related NASDAQ rules, Cornerstone will trade as “CRTXD” for 20 days. Following this time period, Cornerstone will resume trading under “CRTX”.

About Cornerstone Therapeutics

Cornerstone Therapeutics (NASDAQ CM: CRTX), headquartered in Cary, N.C., is a specialty pharmaceutical company focused on acquiring, developing and commercializing prescription products for the respiratory market. The Company currently promotes multiple marketed products in the United States to respiratory-focused physicians and key retail pharmacies with its specialty sales force. The Company also has a deep late-stage clinical pipeline with six regulatory approval submissions expected between 2009 and 2010. The Company’s commercial strategy is to grow market share for its currently marketed products using its sales and marketing capabilities, acquire non-promoted or underperforming branded pharmaceutical products and implement life cycle management techniques to maximize the value of its currently marketed products, newly acquired products and product candidates that are in development.
Safe Harbor Statement

Statements in this press release regarding the progress and timing of our product development programs and related trials; our future opportunities; our strategy, future operations, financial position, future revenues and projected costs; our management’s prospects, plans and objectives; and any other statements about management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Any statements that are not statements of historical fact (including, without limitation, statements containing the words ‘believes,’ ‘plans,’ ‘could,’ ‘anticipates,’ ‘expects,’ ‘estimates,’ ‘plans,’ ‘should,’ ‘target,’ ‘will,’ ‘would’ and similar expressions) should also be considered to be forward-looking statements.
There are a number of important factors that could cause our actual results or events to differ materially from those indicated by such forward-looking statements, including: our ability to successfully integrate the operations and employees of Critical Therapeutics and Cornerstone BioPharma; our ability to realize anticipated synergies and cost savings from the merger; our ability to develop and maintain the necessary sales, marketing, distribution and manufacturing capabilities to commercialize our products; our ability to transition our management teams effectively; patient, physician and third-party payor acceptance of our products as safe and effective therapeutic products; our heavy dependence on the commercial success of a small number of currently marketed products; our ability to maintain regulatory approvals to market and sell our products; our ability to enter into additional strategic licensing, collaboration or co-promotion transactions on favorable terms, if at all; our ability to maintain compliance with NASDAQ listing requirements; adverse side effects experienced by patients taking our products; difficulties relating to clinical trials, including difficulties or delays in the completion of patient enrollment, data collection or data analysis; the results of preclinical studies and clinical trials with respect to our products under development and whether such results will be indicative of results obtained in later clinical trials; our ability to obtain, maintain and enforce patent and other intellectual property protection for our products and product candidates; and the other factors described in Critical Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, as filed with the SEC, including, but not limited to, those set forth in the section entitled “Risks Related to Cornerstone” beginning on page 59 of the proxy statement/prospectus Critical Therapeutics filed with the SEC pursuant to Rule 424(b)(3) on October 6, 2008, and in other filings that Cornerstone Therapeutics makes with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this press release reflect our expectations and beliefs as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, business development transactions, joint ventures or investments that we may make. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this release.
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Robert Stanislaro
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